UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2006

FIELDSTONE MORTGAGE INVESTMENT CORPORATION (as depositor under an Amended and Restated Trust Agreement, dated as of March 23, 2006, providing for, inter alia, the issuance of Fieldstone Mortgage Investment Trust, Series 2006-1 Mortgage-Backed Notes)

Fieldstone Mortgage Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-125910	20-2972688

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 Broken Land Parkway, Suite 600, Columbia, Maryland	21044

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 365-3642

(Former name or former address, if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.	Other Events

          Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (Registration No. 333-125910) in connection with various transactions. Legal opinions of Hunton & Williams LLP relating to the issuance of Fieldstone Mortgage Investment Trust, Series 2006-1 Mortgage-Backed Notes to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description

5.1	Opinion of Hunton & Williams LLP as to legality (including consent)
8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)
23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIELDSTONE MORTGAGE INVESTMENT CORPORATION
(Registrant)

By: /s/ John C. Kendall

Name: John C. Kendall
Title: Director and President

Dated: March 29, 2006

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page

1	5.1	Opinion of Hunton & Williams LLP as to legality (including consent)
2	8.1	Opinion of Hunton & Williams LLP as to certain tax matters (included in Exhibit 5.1)
3	23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1)